MAXIMUS, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

(Unaudited)

					Year
	Quarter Ended				Ended	Quarter Ended
	Dec. 31, 2008	Mar. 31, 2009	Jun. 30, 2009	Sept. 30, 2009	Sept. 30, 2009	Dec. 31, 2009	Mar. 31, 2010	Jun. 30, 2010

Revenue	$169,710	$177,158	$178,434	$194,806	$720,108	$203,320	$204,386	$211,527
Cost of revenue	122,806	130,624	131,064	144,268	528,762	151,145	153,835	154,514
Gross profit	46,904	46,534	47,370	50,538	191,346	52,175	50,551	57,013
Selling, general and administrative expenses	26,414	26,714	27,255	26,645	107,028	27,429	28,787	31,658
Legal and settlement expense (recovery)	—	368	(4,829)	190	(4,271)	686	(6,037)	—
Operating income from continuing operations	20,490	19,452	24,944	23,703	88,589	24,060	27,801	25,355
Interest and other income, net	94	35	129	(113)	145	99	186	442
Income from continuing operations before income taxes	20,584	19,487	25,073	23,590	88,734	24,159	27,987	25,797
Provision for income taxes	8,131	7,697	9,904	9,161	34,893	9,559	9,996	9,672
Income from continuing operations	12,453	11,790	15,169	14,429	53,841	14,600	17,991	16,125

Discontinued operations, net of income taxes:
Income (loss) from discontinued operations	(485)	(763)	(186)	(4,300)	(5,734)	(1,972)	752	1,200
Loss on disposal	(5)	—	—	(1,562)	(1,567)	—	—	—
Income (loss) from discontinued operations	(490)	(763)	(186)	(5,862)	(7,301)	(1,972)	752	1,200

Net income	$11,963	$11,027	$14,983	$8,567	$46,540	$12,628	$18,743	$17,325

Basic earnings (loss) per share:
Income from continuing operations	$0.70	$0.68	$0.87	$0.82	$3.06	$0.83	$1.03	$0.93
Income (loss) from discontinued operations	(0.03)	(0.05)	(0.01)	(0.33)	(0.41)	(0.11)	0.05	0.06
Basic earnings per share	$0.67	$0.63	$0.86	$0.49	$2.65	$0.72	$1.08	$0.99

Diluted earnings (loss) per share:
Income from continuing operations	$0.69	$0.66	$0.85	$0.80	$3.01	$0.81	$1.00	$0.90
Income (loss) from discontinued operations	(0.02)	(0.04)	(0.01)	(0.32)	(0.41)	(0.11)	0.04	0.06
Diluted earnings per share	$0.67	$0.62	$0.84	$0.48	$2.60	$0.70	$1.04	$0.96

Dividends per share	$0.10	$0.12	$0.12	$0.12	$0.46	$0.12	$0.12	$0.12

Weighted average shares outstanding:
Basic	17,802	17,435	17,503	17,538	17,570	17,595	17,408	17,423
Diluted	17,956	17,751	17,839	17,945	17,886	18,039	17,980	18,004

MAXIMUS, Inc.

Segment Financial Information from Continuing Operations (1)

(Dollars in thousands)

(Unaudited)

					Year
	Quarter Ended				Ended	Quarter Ended
	Dec. 31, 2008	Mar. 31, 2009	Jun. 30, 2009	Sept. 30, 2009	Sept. 30, 2009	Dec. 31, 2009	Mar. 31, 2010	Jun. 30, 2010
Revenue:
Health Services	$121,995	$121,228	$122,415	$129,503	$495,141	$130,640	$127,279	$127,307
Human Services	47,715	55,930	56,019	65,303	224,967	72,680	77,107	84,220
Total	169,710	177,158	178,434	194,806	720,108	203,320	204,386	211,527

Gross Profit:
Health Services	35,187	32,901	30,176	33,283	131,547	32,910	28,932	32,425
Human Services	11,717	13,633	17,194	17,255	59,799	19,265	21,619	24,588
Total	46,904	46,534	47,370	50,538	191,346	52,175	50,551	57,013

Selling, General, and Administrative expense:
Health Services	14,562	14,472	15,372	14,267	58,673	15,402	16,209	17,916
Human Services	11,617	11,887	11,839	12,099	47,442	11,886	12,582	13,904
Corporate/Other	235	355	44	279	913	141	(4)	(162)
Total	26,414	26,714	27,255	26,645	107,028	27,429	28,787	31,658

Income from Operations: (1)
Health Services	20,625	18,429	14,804	19,016	72,874	17,508	12,723	14,509
Human Services	100	1,746	5,355	5,156	12,357	7,379	9,037	10,684
Consolidating adjustments	(235)	(355)	(44)	(279)	(913)	(141)	4	162
Subtotal	20,490	19,820	20,115	23,893	84,318	24,746	21,764	25,355
Legal and settlement expense (recovery)	—	368	(4,829)	190	(4,271)	686	(6,037)	—
Consolidated total	$20,490	$19,452	$24,944	$23,703	$88,589	$24,060	$27,801	$25,355

Gross profit percentage
Health Services	28.8%	27.1%	24.7%	25.7%	26.6%	25.2%	22.7%	25.5%
Human Services	24.6%	24.4%	30.7%	26.4%	26.6%	26.5%	28.0%	29.2%
Consolidated total	27.6%	26.3%	26.5%	25.9%	26.6%	25.7%	24.7%	27.0%

Selling, General and Administrative expense percentage
Health Services	11.9%	11.9%	12.6%	11.0%	11.8%	11.8%	12.7%	14.1%
Human Services	24.3%	21.3%	21.1%	18.5%	21.1%	16.4%	16.3%	16.5%
Consolidated total	15.6%	15.1%	15.3%	13.7%	14.9%	13.5%	14.1%	15.0%

Operating margin percentage:
Health Services	16.9%	15.2%	12.1%	14.7%	14.7%	13.4%	10.0%	11.4%
Human Services	0.2%	3.1%	9.6%	7.9%	5.5%	10.2%	11.7%	12.7%
Consolidated total	12.1%	11.0%	14.0%	12.2%	12.3%	11.8%	13.6%	12.0%

(1)  Before income taxes

MAXIMUS, Inc.

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2008	2009	2009	2009	2009	2010	2010
ASSETS
Current assets:
Cash and cash equivalents	$61,461	$85,090	$91,666	$87,815	$126,940	$121,362	$153,059
Restricted cash	2,543	2,449	3,702	3,919	4,590	3,971	3,753
Accounts receivable — billed	96,952	94,376	113,261	133,485	124,248	131,026	124,208
Accounts receivable — unbilled	14,454	23,071	15,779	19,510	21,836	24,278	22,179
Current portion of note receivable	759	786	949	736	458	167	—
Income taxes receivable	9,469	17,097	7,823	7,501	—	5,478	—
Deferred income taxes	17,574	8,735	12,695	5,389	11,609	6,846	8,017
Due from insurance carrier	12,986	—	—	—	—	—	—
Prepaid expenses and other current assets	11,322	17,501	18,671	19,749	18,750	20,343	21,757
Current assets of discontinued operations	15,263	10,996	14,367	14,007	4,559	2,657	5,190
Total current assets	242,783	260,101	278,913	292,111	312,990	316,128	338,163

Property and equipment, at cost	78,387	80,463	88,020	98,781	103,300	107,189	109,708
Less accumulated depreciation and amortization	(45,231)	(47,087)	(50,322)	(53,495)	(56,857)	(60,380)	(62,887)
Property and equipment, net	33,156	33,376	37,698	45,286	46,443	46,809	46,821
Capitalized software	20,521	23,262	23,970	26,475	29,402	31,496	32,830
Less accumulated amortization	(6,159)	(6,581)	(6,769)	(7,506)	(8,504)	(9,379)	(10,049)
Capitalized software, net	14,362	16,681	17,201	18,969	20,898	22,117	22,781
Deferred contract costs, net	6,384	7,604	8,530	8,206	7,753	7,298	6,863
Goodwill	57,776	57,563	60,088	61,029	61,364	69,067	67,806
Intangible assets, net	2,832	2,458	2,419	2,455	3,218	8,826	8,128
Note receivable	1,036	721	192	—	—	—	—
Deferred income taxes	3,217	1,440	—	1,239	3,434	—	—
Other assets, net	3,459	3,065	2,918	3,939	3,975	3,999	3,816
Noncurrent assets of discontinued operations	1,436	1,373	1,347	—	—	—	—
Total assets	$366,441	$384,382	$409,306	$433,234	$460,075	$474,244	$494,378

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	30,830	48,500	45,876	44,644	48,070	53,940	57,134
Accrued compensation and benefits	21,564	23,710	25,782	31,738	29,393	34,850	37,997
Current portion of deferred revenue	19,075	17,543	18,947	22,177	32,278	30,319	35,385
Current portion of income taxes payable	—	—	—	—	4,982	—	823
Acquisition-related contingent consideration	—	—	—	—	—	—	906
Other accrued liabilities	16,968	12,929	14,554	15,083	16,396	10,554	9,577
Current liabilities of discontinued operations	15,430	12,752	11,057	13,823	13,991	3,608	3,209
Total current liabilities	103,867	115,434	116,216	127,465	145,110	133,271	145,031
Acquisition-related contingent consideration	—	—	—	—	—	3,092	2,100
Deferred revenue, less current portion	4,490	5,745	6,019	6,527	9,572	13,039	16,081
Income taxes payable, less current portion	1,668	1,573	1,753	1,871	2,086	2,041	1,755
Deferred income taxes	—	—	2,212	243	243	2,714	2,724
Long-term debt	—	—	—	—	—	885	1,187
Total liabilities	110,025	122,752	126,200	136,106	157,011	155,042	168,878
Shareholders’ equity:
Common stock	330,834	332,462	334,590	338,739	341,819	345,591	349,098
Treasury stock	(312,338)	(319,149)	(319,146)	(319,149)	(327,810)	(333,657)	(341,664)
Accumulated other comprehensive income	(1,139)	(1,771)	4,694	8,268	9,351	11,007	6,673
Retained earnings	239,059	250,088	262,968	269,270	279,704	296,261	311,393
Total shareholders’ equity	256,416	261,630	283,106	297,128	303,064	319,202	325,500
Total liabilities and shareholders’ equity	$366,441	$384,382	$409,306	$433,234	$460,075	$474,244	$494,378

MAXIMUS, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(Unaudited)

					Year
	Quarter Ended				Ended	Quarter Ended
	Dec. 31, 2008	Mar. 31, 2009	Jun. 30, 2009	Sept. 30, 2009	Sept. 30, 2009	Dec. 31, 2009	Mar. 31, 2010	Jun. 30, 2010

Cash flows from operating activities
Net income	$11,963	$11,027	$14,983	$8,567	$46,540	$12,628	$18,743	$17,325
Adjustments to reconcile net income to net cash provided by operating activities:
(Income) loss from discontinued operations	490	763	186	5,862	7,301	1,972	(752)	(1,200)
Depreciation	1,961	2,129	2,217	2,575	8,882	3,104	3,132	3,320
Amortization	737	788	555	1,270	3,350	1,436	1,346	1,311
Deferred income taxes	12,043	10,617	(309)	4,368	26,719	(8,492)	8,337	(1,126)
Gain on sale of fixed asset	—	(51)	—	—	(51)	—	—	—
Deferred interest income on note receivable	107	104	101	64	376	61	118	84
Non-cash equity based compensation	1,866	2,084	1,678	1,679	7,307	1,865	2,088	2,030

Change in assets and liabilities, net of effects from business combinations and divestitures:
Accounts receivable — billed	22,162	2,441	(18,076)	(19,579)	(13,052)	9,349	(4,572)	6,118
Accounts receivable — unbilled	(6,327)	(8,774)	7,822	602	(6,677)	(2,327)	(2,103)	1,891
Due from insurance carrier	—	12,500	—	—	12,500	—	—	—
Prepaid expenses and other current assets	(3,844)	(6,081)	(1,024)	(852)	(11,801)	1,042	(1,456)	(1,590)
Deferred contract costs	(1,236)	(1,250)	(720)	324	(2,882)	479	487	392
Other assets	(899)	133	1,074	(1,130)	(822)	(34)	(253)	151
Accounts payable	(11,841)	17,641	(3,118)	(1,689)	993	587	1,219	6,762
Accrued compensation and benefits	(3,746)	2,100	1,524	5,619	5,497	(2,035)	4,952	3,844
Deferred revenue	2,492	57	840	2,431	5,820	13,134	992	8,423
Income taxes	(21,959)	(7,535)	9,452	(709)	(20,751)	14,867	(11,099)	5,751
Other liabilities	(34,755)	(723)	(186)	(1,051)	(36,715)	1,251	694	(3,897)

Cash provided by (used in) operating activities — continuing operations	(30,786)	37,970	16,999	8,351	32,534	48,887	21,873	49,589
Cash provided by (used in) operating activities — discontinued operations	3,609	891	(5,198)	(1,203)	(1,901)	6,134	(7,139)	(1,147)
Cash provided by (used in) operating activities	(27,177)	38,861	11,801	7,148	30,633	55,021	14,734	48,442

Cash flows from investing activities
Payments for sales of discontinued operations, net of transation costs	—	—	—	(1,626)	(1,626)	—	—	—
Proceeds from sale of fixed assets	—	54	—	642	696	—	—	—
Acquisition of business, net of cash acquired	—	—	—	(406)	(406)	—	(10,673)	—
Proceeds from note receivable	182	184	265	341	972	217	173	83
Purchases of property and equipment	(2,414)	(2,476)	(5,714)	(9,090)	(19,694)	(3,938)	(2,093)	(4,352)
Capitalized software costs	(1,717)	(2,969)	(351)	(1,851)	(6,888)	(2,641)	(1,684)	(1,982)

Cash used in investing activities — continuing operations	(3,949)	(5,207)	(5,800)	(11,990)	(26,946)	(6,362)	(14,277)	(6,251)
Cash used in investing activities — discontinued operations	(11)	(3)	(22)	(54)	(90)	—	—	—
Cash used in investing activities	(3,960)	(5,210)	(5,822)	(12,044)	(27,036)	(6,362)	(14,277)	(6,251)

Cash flows from financing activities
Employee stock transactions	593	(690)	733	1,656	2,292	1,004	611	1,064
Repurchases of common stock	(22,431)	(7,615)	—	—	(30,046)	(8,661)	(5,850)	(8,007)
Payments on capital lease obligations	(417)	—	—	—	(417)	—	—	—
Tax benefit due to option exercises and restricted stock units vesting	53	234	(281)	645	651	135	975	314
Issuance (repayment) of long-term debt	—	—	—	—	—	—	(7)	333
Cash dividends paid	(1,765)	(2,089)	(2,101)	(2,099)	(8,054)	(2,118)	(2,083)	(2,094)
Cash provided by (used in) financing activities — continuing operations	(23,967)	(10,160)	(1,649)	202	(35,574)	(9,640)	(6,354)	(8,390)
Cash provided by (used in) financing activities — discontinued operations	—	—	—	—	—	—	—	—
Cash provided by (used in) financing activities	(23,967)	(10,160)	(1,649)	202	(35,574)	(9,640)	(6,354)	(8,390)

Effect of exchange rate changes on cash and cash equivalents	(3,040)	138	2,246	843	187	106	319	(2,104)
Net increase (decrease) in cash and cash equivalents	(58,144)	23,629	6,576	(3,851)	(31,790)	39,125	(5,578)	31,697
Cash and cash equivalents, beginning of period	119,605	61,461	85,090	91,666	119,605	87,815	126,940	121,362
Cash and cash equivalents, end of period	$61,461	$85,090	$91,666	$87,815	$87,815	$126,940	$121,362	$153,059

MAXIMUS, Inc.

Supplemental Pro Forma Diluted EPS from Continuing Operations (“Adjusted EPS”)

(Unaudited)

					Year
	Quarter Ended				Ended	Quarter Ended
	Dec. 31, 2008	Mar. 31, 2009	Jun. 30, 2009	Sept. 30, 2009	Sept. 30, 2009	Dec. 31, 2009	Mar. 31, 2010	Jun. 30, 2010
Diluted EPS from continuing operations-GAAP basis	$0.69	$0.66	$0.85	$0.80	$3.01	$0.81	$1.00	$0.90

Pro forma adjustments:
Legal and settlement expense (recovery), net	—	0.01	(0.16)	0.01	(0.14)	0.02	(0.21)	—
Severance	—	0.01	—	—	—	—	—	—
Subtotal pro forma adjustments	$0.00	$0.02	$(0.16)	$0.01	$(0.14)	$0.02	$(0.21)	—

Adjusted EPS from continuing operations	$0.69	$0.68	$0.69	$0.81	$2.87	$0.83	$0.79	$0.90